EXHIBIT 10.9

                      PROFESSIONAL LEGAL SERICES AGREEMENT

      THIS AGREEMENT is entered into as of August 1, 2001 by DynEco Corporation, a corporation organized and existing under the laws of the State of Minnesota having its principal place of business at 564 International Place, Rockledge, FL 32955 ("Company")and Mark J. Vieno, Esq. having his principal place of business Suite 201, 2116 Second Avenue South, Minneapolis, MN 55404 ("Advisor").

                                   WITNESSETH:

      In consideration of the premises and mutual covenants hereinafter contained, the parties hereto agree as follows:

      1. Services. The Advisor has and will provide legal counsel and advice with respect to the Company's general corporate affairs, including its organizational structure, legal affairs, compliance requirements and stockholder matters through completion of its 2001 annual stockholders' meeting and preparation of its SEC Rule 15c2-11.

      2. Fees and Expenses. Company shall pay Advisor a legal fee in the form of unrestricted stock. The Company will therefore issue Advisor One Hundred Hundred Thousand (100,000) shares of unrestricted Common Stock, $.01 par value, ("Registrable Securities"} upon signing of this Agreement. In addition, the Company will reimburse Advisor for out of-pocket expenses and costs advanced by him upon presentation of an invoice.

      3. Registration Rights.

            3.1 Required Registration. If the Company shall be requested by Advisor to effect the Registration of Registrable Securities, then the Company shall shall promptly use its best efforts to effect the Registration of the Registrable Securities under Form S-8 that the Company has been requested to Register for disposition as described in the request of Advisor; provided however, that the Company shall not be obligated to effect any Registration except in accordance with the following provisions:

            (a) The Company shall not be obligated to file and cause to become effective more than one (1) registration statement in which Registrable Securities are Registered pursuant to this Section 3.1.

            3.2 Piggyback Registration.

            (a) Each time that the Company proposes to Register a public offering solely of its Common Stock (not including an offering of common stock issuable upon conversion or exercise of other securities), other than pursuant to a Registration Statement on Form S-8 or similar or successor forms (collectively,"Excluded Forms"), the Company shall promptly give written notice of such proposed Registration to Advisor and/or holders of the Registrable Securities, which shall offer such Advisor and/or holders the right to request inclusion of any Registrable Securities in the proposed Registration.

            (b) Each holder of Registrable Securities shall have ten (10) days or such longer period as shall be set forth in the notice from the receipt of such notice to deliver to the Company a written request specifying the number of shares of Registrable Securities such holder intends to sell and the holder's intended plan of disposition.

            (c) In the event that the proposed Registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request under Section 3.2 (b) may specify that the Registrable Securities be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such Registration.

            (d) Upon receipt of a written request pursuant to Section 3.2 (b), the Company shall promptly use its best efforts to cause all such Registrable Securities to be Registered, to the extent required to permit sale or disposition as set forth in the written request.

            3.3 Preparation and Filing. If and whenever the Company is under an obligation pursuant to the provisions of this paragraph 3 to use its best efforts to effect the Registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

            (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become and remain effective in accordance with Section 3.4(b) hereof, keeping Advisor and/or holders advised as to the initiation, progress and completion of the Registration;

            (b) prepare and file with the Commission such amendments and supplements to such Registration Statements-and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for nine months and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement;

            (c) furnish to the Advisor and/or holders such number of copies of any summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Advisor and/or holders may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities;

            (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each of the Advisor and/or holders shall reasonably request and do any and all other acts or things which may be necessary or advisable to enable such holder to consummate the public sale or other disposition in such jurisdictions of such Registrable Securities; provided however, that the Company shall not be required to consent to general service of process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not liable for such taxes; and (e) at any time when a prospectus covered by such Registration Statement is required to be delivered under the Securities Act within the appropriate period mentioned in Section 3.3 (b) hereof, notify each of the Advisor and/or holders of the happening of any event as a result of which the prospectus included in such Registration, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of such seller, prepare, file and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances then existing.

      1.5 Expenses. The Company shall pay all Registration Expenses incurred by the Company in complying with this Section 1; provided however that all underwriting discounts and selling commissions applicable to the Registrable Securities covered by registrations effected pursuant to section 1.2 hereof shall be borne by the seller or sellers thereof, inproportion to the number of Registrable Securities sold by such seller or sellers.

      1.6 Information Furnished by Purchaser. It shall be a condition precedent to the Company's obligations under this Agreement as to any Selling Shareholder that each Selling Shareholder furnish to the Company in writing such information regarding such Selling Shareholder and the distribution proposed by such Selling Shareholder as the Company may reasonably request.

      1.7 Indemnification.

      1.7.1 Company's Indemnification of Purchasers. The Company shall indemnify each Selling Shareholder, and each underwriter thereof, if any, and each of its officers, directors, constituent partners, and each person who controls such underwriter, against all claims, losses, damages or liabilities (or actions in respect thereof) suffered or incurred by any of them, to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or any related Registration Statement incident to any such Registration, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to actions or inaction required of the Company in connection with any such Registration; and the Company will reimburse each such Selling Shareholder, each such underwriter, each of their officers, directors and constituent partners and each person who controls any such underwriter, for any legal and any other expenses as reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided however, that the indemnity contained in this
            Section 1.7.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by such Selling Shareholder, underwriter, controlling person or other indemnified person and stated to be for use in connection with the offering of securities of the Company.

      1.7.2 Selling Shareholder's Indemnification of Company. Each Selling Shareholder shall indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's Registrable Securities covered by a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other Selling Shareholder, each of its officers, directors and constituent partners and each person controlling such other Selling Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) suffered or incurred by any of them and arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in such Registration Statement or related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Selling Shareholder of any rule or regulation promulgated under the Securities Act applicable to such Selling Shareholder and relating to actions or inaction required of such Selling Shareholder in connection with the Registration of the Registrable Securities pursuant to such Registration Statement; and will reimburse the Company, such other Selling Shareholders, such directors, officers, partners, persons, underwriters ' and controlling persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; such indemnification and reimbursement shall be to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder and stated to be specifically for use in connection with the offering of Registrable Securities. Anything in the foregoing to the contrary notwithstanding, in no event shall the aggregate obligations of a Selling Shareholder under this Section
            1.7.2 to all parties that may be entitled to indemnification hereunder exceed the amount of proceeds received by such Selling Shareholder in connection with such offering of Registrable Securities.

      1.7.3 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 1.7 of notice of the commencement of any action which may give rise to a claim for indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 2.7, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim, and shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the parties entitled to indemnification shall have the, right to employ, separate counsel (reasonably satisfactory to the indemnifying party) to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified parties unless the named parties to such action or proceedings include both the indemnifying party and the indemnified parties and the indemnifying party or such indemnified parties shall have been advised by counsel that there are one or more legal defenses available to the indemnified parties which are different from or additional to those available to the indemnifying party (in which case, if the indemnified parties notify the indemnifying party in writing that they elect to employ separate counsel at the reasonable expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified parties, it being understood, however, that the indemnifying party shall not, in connection with any such action or proceeding or separate or substantially similar or related action or proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel at any time for all indemnified parties, which counsel shall be designated in writing by the Purchasers of a majority of the Registrable Securities).

      1.7.4 Contribution. If the indemnification provided for in this Section
            1.7 from an indemnifying party is unavailable to an indemnified party hereunder in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information supplied by such indemnifying party or indemnified party and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action, suit, proceeding or claim.

      2. Covenants of the Company. The Company agrees to:

      (a) Notify the holders of Registrable Securities included in a Registration Statement of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

      (b) If the Common Stock is then listed on a national securities exchange, use its best efforts to cause the Registrable Securities to be listed on such exchange. If the Common Stock is not then listed on a national securities exchange, use its best efforts to facilitate the reporting of the Registrable Securities on NASDAQ.

      (c) Take all other reasonable actions necessary to expedite and facilitate disposition of the Registrable Securities by the holders thereof pursuant to the Registration Statement.

      (d) With a view to making available to the holders of Registrable Securities the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees to:

            (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first Registration Statement filed by the Company for the offering of its securities to the general public;

            (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities and Exchange Act of 1934 (the "1934 Act"); and

            (iii) furnish to each holder of Shares, so long as such holder of
                  Shares owns any Shares, forthwith upon written request: (a) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (c) such other information as may be reasonably requested and as is publicly available in availing the holders of Shares of any rule or regulation of the Commission which permits the selling of any such securities without registration.

      (e) Prior to the filing of the Registration Statement or any amendment thereto (whether pre-effective or post-effective), and prior to the filing of any prospectus or prospectus supplement related thereto, the Company will provide each Selling Shareholder with copies of all pages thereto, if any, which reference such Selling.

      3. Miscellaneous.

      (a) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed (i) if to the Company, at DynEco Corporation, 564 International Place, Rockledge, FL 32955 and (ii) if to an Investor, at the address set forth in Schedule A, or at such other address as each such party furnishes by notice given in accordance with this
            Section 3 (a).

      (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, will not operate as a waiver thereof. No waiver will be effective unless and until it is in writing and signed by the party giving the waiver.

      (c) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Minnesota, as such laws are applied by Minnesota courts to agreements entered into and to be performed in Minnesota by and between residents of Minnesota. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

      (d) This Agreement may not be assigned by the Investor other than to the purchaser or transferee of more than 50% of the Investor's Shares.

      (e) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the Company and the holders of a majority in interest of the Registrable Securities.

      (f) This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same Agreement.

      (g) Advisor shall perform the Services as an independent contractor and shall not be considered an employee of Company or Partner, joint venture or otherwise related to Company for any purpose.

      (h) This Agreement shall be governed by the laws of the State of Minnesota.

      (i) The failure of either party to exercise its rights under this Agreement shall not be deemed to be a waiver of such rights or a waiver of any subsequent breach.

      (j) Any delay or nonperformance of any provision of this Agreement caused by conditions beyond the reasonable control of the performing party shall not constitute a breach of this Agreement, provided that the delayed party has taken reasonable measures to notify the other of the delay in writing. The delayed party's time for performance shall be deemed to be extended for a period equal to the duration of the conditions beyond its control. "Conditions beyond a party's reasonable control" include, but are not limited to, natural disasters, acts of government after the date of the Agreement, power failure, fire, flood, acts of God, labor disputes, riots, acts of war and epidemics. Failure of subcontractors and inability to obtain materials shall not be considered a condition beyond a party's reasonable control.

      (k) Mediation and Arbitration: If a dispute arises under this Agreement, the parties agree to first try to resolve the dispute with the help of a mutually agreed-upon mediator in Minneapolis, Minnesota. Any costs and fees other than attorney fees associated with the mediation shall be shared equally by the parties. If the dispute is not resolved through mediation, the parties agree to submit the dispute to binding arbitration in Minneapolis, Minnesota under the rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator may be entered in any court with jurisdiction to do so.

      (l) If any legal action is necessary to enforce this Agreement, the prevailing party shall be entitled to reasonable attorney fees, costs and expenses.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

            DynEco Corporation


            By:   Thomas C. Edwards Ph.D.
                  -----------------------
                  Thomas C. Edwards Ph.D.
                  Chief Executive Officer


            By:   Mark J. Vieno
                  -------------
                  Mark J. Vieno

DynEco                           564 International Place o Rockledge Fl 32955
Corporation                             321/639-0333 o www.dyneco.com
________________________________________________________________________________
                              Fuel Cell Air Compressors and Hydrogen Circulators




February 5, 2004



Mr. Mark Vieno
2116 Second Avenue South
Minneapolis, MN  55404

Dear Mr. Vieno:

This letter will serve as confirmation of your authorization for DynEco Corporation to convert the debt of 100,000 shares issuable at $0.10 per share under the August 1, 2001 Professional Legal Services Agreement to an option dated February 5, 2004 with a 5 year term. We confirm that the shares issuable upon exercise of the option will be registered for resale in the Company's registration statement proposed to be filed on Form SB-2, and that the exercise price of the option has been pre-paid. I agree to provide such information as is reasonably requested by the Company in connection with the registration of the shares issuable upon exercise of the option.

Thank you very much and personal regards-hope to see you while you are in Florida.

Sincerely,
DynEco Corporation


 /s/ Thomas C. Edwards, Ph.D.
 ----------------------------
 Thomas C. Edwards, Ph.D.
 CEO

 Approved By:

 /s/ Mark Vieno                        February 5, 2004
 --------------                        ----------------
 Mark Vieno                                  Date